Annual Report
December 31, 2001



[GRAPHIC OMITTED]


                         Neuberger Berman
                         Advisers
                         Management
                         Trust



--------------------------------------------------------------------------------



                         Balanced (Registered Trademark)
                         Portfolio








B1014 02/02

Balanced Portfolio  Managers' Commentary
----------------------------------------

The Balanced Portfolio experienced both the best and the worst of the securities markets in 2001. The fixed-income portion of the portfolio as a whole had an excellent 12-month period, but 2001 proved to be a very poor environment for growth stocks, despite an upturn in the stock market in the fourth quarter.


Average Annual Total Return(1)


                                                  Merrill Lynch(2)
                                     Balanced           1-3 Year    Russell Midcap (Registered Trademark)(2)
                                    Portfolio     Treasury Index         Growth                                   S&P 500(2)
1 Year                             (13.36%)            8.30%             (20.15%)                                  (11.88%)
5 Year                               8.16%             6.59%               9.02%                                    10.70%
10 Year                              8.09%             6.09%              11.10%                                    12.93%
Life of Fund                         9.39%             7.18%              13.35%                                    14.03%
---------------------------          ------            ----               ------                                    ------
Inception Date  02/28/1989


Comparison of a $10,000 Investment

[GRAPHIC OMITTED]

                         Merrill Lynch
           Balanced         1-3 Year        Russell Midcap (Registered Trademark)
           Portfolio     Treasury Index         Growth                                    S&P 500
1991         10,000          10,000             10,000                                     10,000
1992         10,806          10,630             10,871                                     10,761
1993         11,503          11,205             12,088                                     11,843
1994         11,117          11,269             11,826                                     11,999
1995         13,758          12,508             15,845                                     16,502
1996         14,705          13,131             18,614                                     20,289
1997         17,566          14,005             22,810                                     27,055
1998         19,705          14,985             26,885                                     34,787
1999         26,319          15,444             40,674                                     42,105
2000         25,121          16,679             35,895                                     38,273
2001         21,765          18,063             28,662                                     33,727

                                                           Value as of 12/31/01
----------- Balanced Portfolio                                    $21,765
............ Merrill Lynch 1-3 Year Treasury Index                 $18,063
=========== Russell Midcap(Registered Trademark)                  $28,662
- - - - - - S&P 500                                               $33,727


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The duration of the portfolio's bond holdings was approximately 0.5 years longer than the benchmark's duration when the Federal Reserve began its year-long program to reduce interest rates. The return of the portfolio benefited from longer-than-neutral duration, which was maintained until the last month of the year.

In contrast to the year 2000, most non-Treasury sectors of the bond market enjoyed strong returns in 2001 as investors sought historically attractive yields versus comparable Treasuries. The portfolio was soundly positioned to benefit from these developments. During the first eight months of the year, allocations to corporates, agencies, and Treasury Inflation Protected Securities were increased while the portfolio's positions in Treasuries and mortgage-backed securities were drawn down.

With interest rates sinking to levels last seen 40 years ago, during the Kennedy era, we must begin to think defensively. We have pared the portfolio duration to be more closely aligned with the benchmark duration. We continue to favor non-Treasury sectors. We expect corporates to continue to perform strongly in 2002, especially cyclicals which should benefit from a strengthening economy. The monetary and economic stimuli that have poured into the economy in the last 12 months and in the wake of Sept. 11 should begin to bear fruit. We must be cautious, however, always mindful of potential risks. On the one hand, if inflation appears to be a risk, the Federal Reserve could shift policy and begin to raise rates. On the other, continuing consumer problems could further dampen the economy. We have positioned the bond holdings in the portfolio to hedge for either potential development, keeping average maturity short and quality high.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

In the equities portion of the balanced portfolio, the stock market's strong fourth quarter rally helped growth stock investors like us trim losses. However, 2001 is still a year most of us would like to forget. Earnings drive growth stock prices, and this year, earnings declined sharply across industries as the economy plunged into recession. Information Technology sector earnings were the hardest hit as business spending on information and communications technology virtually evaporated.

We seek to invest in stocks with above market average earnings growth rates which we believe are reasonably valued and have the potential to consistently meet or exceed consensus earnings expectations. Over the longer term, this strategy has generated attractive returns. This year, however, it was counterproductive. Earnings fell faster and farther than anyone expected as the economy came to a virtual standstill before slipping into recession at the end of the first quarter. In general, our portfolio companies grew earnings faster than the broad market, but well below their impressive earnings growth rates in recent years. Ironically, disappointed investors treated these stocks much more harshly than stocks with much slower, albeit more predictable earnings growth rates.

We believe this will change in the year ahead. In our opinion, economic data released at year-end is pointing to a consumer-led recovery in early 2002. Although the recovery may be more gradual than many had hoped, top line growth should be reflected in reported profits. One of the good things resulting from this sharp economic downturn is that corporations have aggressively cut costs and lowered their break-even points. Inventories have also been reduced significantly--in many if not most industries, the cupboards are nearly bare. Consequently, as inventory re-stocking helps bring the economy out of recession, earnings should rebound quite nicely. If we are right and 2002 earnings come in stronger than currently anticipated, pleasant earnings surprises could outnumber disappointments in the year ahead.

In closing, 2001 was an extremely challenging year for the equities market. However, we remain confident our time-tested investment strategy will reward us in the year ahead. Whichever way the market develops throughout 2002, we expect to continue to benefit from our management discipline in both stocks and bonds. We also believe that limited maturity bonds continue to provide an excellent offset to equity volatility and to the general economic uncertainty.

Sincerely,

                              /s/ Jennifer Silver

                               /s/ Brooke A. Cobb

                                /s/ Ted Giuliano

                            /s/ Catherine Waterworth


                        JENNIFER SILVER, BROOKE A. COBB
                       TED GIULIANO, CATHERINE WATERWORTH
                             PORTFOLIO CO-MANAGERS

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.


2. The Russell Midcap (Registered Trademark) Growth Index measures the performance of those Russell Midcap (Registered Trademark) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 (Registered Trademark) Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Portfolio may invest in many securities not included in this index.


Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.


The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.


The composition, industries and holdings of the Portfolio are subject to change.


While the benchmark used for comparative purposes is a Russell index, Neuberger Berman applies the classification system of Standard & Poor's (Global Industry Classification Standard) to derive the component economic sectors of the Russell index. Any sector-weighting comparison between the fund and the index in this material is based on the same sector derivations.


Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the Portfolios may be purchased only by life insurance companies to be used with their separate accounts which fund variable annuity and variable life insurance policies and are also available as an underlying investment fund for certain qualified retirement plans.


(Copyright) 2002 Neuberger Berman Management Inc., distributor. All rights reserved.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Schedule of Investments Balanced Portfolio
------------------------------------------

          Number of Shares              Market Value+

Common Stocks (58.9%)

Biotechnology (5.7%)
11,900       Cephalon, Inc.             $  899,462*[L]
27,300       Genzyme Corp.               1,634,178*[L]
18,800       Human Genome
               Sciences                    633,936*
26,600       IDEC
               Pharmaceuticals           1,833,538*[L]
11,885       ImClone Systems               552,177*
33,100       Millennium
             Pharmaceuticals               811,281*
                                        ----------
                                         6,364,572

Business Services--IT Business
Services (2.9%)
 3,900       Affiliated Computer
               Services                    413,907*
33,600       Concord EFS                 1,101,408*
19,200       SEI Investments               866,112
29,400       SunGard Data
             Systems                       850,542*
                                        ----------
                                         3,231,969

Capital Equipment (0.5%)
 8,100       American Standard             552,663*
Communications (1.2%)
 7,200       L-3 Communications
               Holdings                    648,000* [L]
22,000       Triton PCS Holdings           645,700*
                                        ----------
                                         1,293,700

Communications Equipment (0.9%)
18,100       Harris Corp.                  552,231
19,900       Scientific-Atlanta            476,406
                                        ----------
                                         1,028,637

Computers & Systems (0.2%)
 8,000       McDATA Corp.                  196,000*
Consumer Cyclical--Leisure &
Consumer Service (2.6%)
17,150       Apollo Group                  771,922*
18,600       International Game
               Technology                1,270,380*
17,700       Stanley Works                 824,289
                                        ----------
                                         2,866,591

Electrical (0.5%)
11,500       Maxim Integrated
               Products                    603,865*

Electrical Equipment (1.6%)
23,100       Broadcom Corp.                946,638*
22,300       Xilinx Inc.                   870,815*
                                        ----------
                                         1,817,453

Energy (4.2%)
19,500       EOG Resources                 762,645[L]
51,300       Rowan Cos.                    993,681*
29,200       Talisman Energy             1,105,220
30,400       Weatherford
               International             1,132,704*
43,637       XTO Energy                    763,647
                                        ----------
                                         4,757,897


          Number of Shares              Market Value+

Finance (3.2%)
14,500       Affiliated Managers
               Group                    $1,021,960*
13,800       Investment
               Technology Group            539,166*
16,800       Legg Mason                    839,664
28,600       National Commerce
               Financial                   723,580
15,200       Waddell & Reed
               Financial                   489,440
                                        ----------
                                         3,613,810

Food & Beverage (0.8%)
36,400       Pepsi Bottling Group          855,400

Hardware (0.5%)
25,600       Network Appliance             559,872*

Health Care (9.1%)
13,700       Andrx Group                   964,617* [L]
20,700       Express Scripts               967,932*
12,700       Forest Laboratories         1,040,765* [L]
 9,300       Gilead Sciences               611,196*
23,600       Guidant Corp.               1,175,280*
30,000       HEALTHSOUTH Corp.             444,600*
11,400       King Pharmaceuticals          480,282*
14,500       Laboratory
               Corporation of
               America Holdings          1,172,325*
20,600       Quest Diagnostics           1,477,226*
13,300       Shire
               Pharmaceuticals
               Group ADR                   486,780* [L]
15,800       Universal Health
               Services Class B            675,924*
23,800       Zimmer Holdings               726,852*
                                        ----------
                                        10,223,779

Industrial & Commercial
Products (0.2%)
 7,300       Sherwin-Williams              200,750

Insurance (0.8%)
10,000       XL Capital                    913,600

Internet (2.9%)
21,600       Intuit Inc.                   923,616*
15,000       Juniper Networks              284,250*[L]
31,300       KPMG Consulting               518,641*
29,600       VeriSign, Inc.              1,125,984*[L]
24,100       Yahoo! Inc.                   427,534*[L]
                                        ----------
                                         3,280,025

Lodging (0.4%)
12,100       Marriott International        491,865

Media (2.9%)
74,800       Charter
               Communications            1,228,964*[L]
15,800       Univision
               Communications              639,268*
44,500       Westwood One                1,337,225*
                                        ----------
                                         3,205,457

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

         Number of Shares              Market Value+
Retail (6.2%)
 33,500      Abercrombie & Fitch        $  888,755*
 12,900      Avon Products                 599,850
 22,100      Bed Bath & Beyond             749,190*
 18,500      Best Buy                    1,377,880*
 17,500      BJ's Wholesale Club           771,750*
  4,100      CDW Computer
               Centers                     220,211*
 10,200      Krispy Kreme
               Doughnuts                   450,840*[L]
 22,600      Talbots, Inc.                 819,250
 12,100      Tiffany & Co.                 380,787
 33,800      Toys "R" Us                   701,012*
                                      ------------
                                         6,959,525

Semiconductors (3.8%)
 15,600      AVX Corp.                     368,004
 36,000      Integrated Device
               Technology                  957,240*
 51,300      Intersil Corp.              1,654,425*
 15,600      KLA-Tencor                    773,136*
 13,800      Microchip Technology          534,612*
                                      ------------
                                         4,287,417

Software (3.5%)
 16,700      Adobe Systems                 518,535
 11,100      Electronic Arts               665,445*
 16,700      Emulex Corp.                  659,817*
 15,700      Mercury Interactive           533,486*
 65,800      Peregrine Systems             975,814*
 11,950      VERITAS Software              535,718*
                                      ------------
                                         3,888,815

Systems (2.2%)
 47,900      Flextronics
               International             1,149,121*
 67,700      Sanmina-SCI Corp.           1,347,230*[L]
                                      ------------
                                         2,496,351

Technology (1.6%)
 53,500      Cadence Design
               Systems                   1,172,720*
  8,600      NVIDIA Corp.                  575,340*[L]
                                      ------------
                                         1,748,060

Transportation (0.5%)
 28,700      Southwest Airlines            530,376

Total Common Stocks
(Cost $59,650,920)                      65,968,449
                                      ------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

Principal Amount                                                                Rating[SS]       Market Value+
                                                                              Moody's    S&P
U.S. Treasury Securities (1.3%)
 $  450,558  U.S. Treasury Inflation-Indexed Notes, 3.38%, due 4/15/32          TSY      TSY      $    444,645
  1,005,000  U.S. Treasury Notes, 5.25%, due 5/15/04                            TSY      TSY         1,047,869
                                                                                                  ------------
             Total U.S. Treasury Securities (Cost $1,490,156)                                        1,492,514
                                                                                                  ------------
U.S. Government Agency Securities (2.3%)
  1,620,000  Fannie Mae, Notes, 5.25%, due 6/15/06                              AGY      AGY         1,649,148
    900,000  Freddie Mac, Notes, 4.50%, due 6/15/03                             AGY      AGY           922,431
                                                                                                  ------------
             Total U.S. Government Agency Securities (Cost $2,529,855)                               2,571,579
                                                                                                  ------------
Mortgage-Backed Securities (6.2%)
    485,528  GE Capital Mortgage Services, Inc., REMIC Pass-Through
               Certificates, Ser. 1999-11, Class B3, 6.50%, due 7/25/29         BB[o]                  396,555**
    354,310  PNC Mortgage Securities Corp., Pass-Through Certificates, Ser.
               1999-1, Class 1B4, 6.25%, due 2/25/29                            BB[o]                  280,001**
    649,358  Residential Asset Securitization Trust, Ser. 1998-A10, Class
               1A9, 6.75%, due 10/25/28                                                  AAA           662,761
Fannie Mae
  2,443,741  Pass-Through Certificates, 7.00%, due 6/1/11 - 2/1/16              AGY      AGY         2,535,234
  1,555,922  Pass-Through Certificates, 6.50%, due 5/1/13 & 5/1/14              AGY      AGY         1,588,789
Government National Mortgage Association
    844,388  Pass-Through Certificates, 7.00%, due 11/15/28                     AGY      AGY           864,320
    625,848  Pass-Through Certificates, 6.50%, due 10/15/31                     AGY      AGY           628,703
                                                                                                  ------------
             Total Mortgage-Backed Securities (Cost $6,733,313)                                      6,956,363
                                                                                                  ------------
Asset-Backed Securities (5.2%)
    700,000  BMW Vehicle Lease Trust, Ser. 2000-A, Class A3, 6.64%, due
               5/25/03                                                          Aaa      AAA           717,155
    140,000  Chase Manhattan Auto Owner Trust, Ser. 2001-A, Class A3,
               4.55%, due 8/15/05                                               Aaa      AAA           142,554
    500,000  Daimler Chrysler Auto Trust, Ser. 2000-C, Class A3, 6.82%,
               due 9/6/04                                                       Aaa      AAA           517,980
    570,000  Daimler Chrysler Auto Trust, Ser. 2001-A, Class A4, 5.40%,
               due 3/6/06                                                       Aaa      AAA           587,001
    310,000  Discover Card Master Trust I, Ser. 1998-6, Class A, 5.85%,
               due 1/17/06                                                      Aaa      AAA           321,348
  1,309,349  Ford Credit Auto Owner Trust, Ser. 2000-C, Class A4, 7.24%,
               due 2/15/04                                                      Aaa      AAA         1,348,504
    750,000  Ford Credit Auto Owner Trust, Ser. 2000-E, Class A4, 6.74%,
               due 6/15/04                                                      Aaa      AAA           774,866
    350,000  MBNA Master Credit Card Trust, Ser. 1998-J, Class A, 5.25%,
               due 2/15/06                                                      Aaa      AAA           360,553
    970,000  Nissan Auto Receivables Owner Trust, Ser. 2000-B, Class A3,
               7.25%, due 4/15/04                                               Aaa      AAA         1,001,060
                                                                                                  ------------
             Total Asset-Backed Securities (Cost $5,603,597)                                         5,771,021
                                                                                                  ------------
Banks & Financial Institutions (6.4%)
    200,000  American General Finance Corp., Floating Rate Notes, 2.27%,
               due 12/17/04                                                      A1       A+           200,222
    550,000  Bank One Corp., Notes, 6.50%, due 2/1/06                           Aa3       A            574,790
    565,000  Bear Stearns Co., Inc., Notes, 6.20%, due 3/30/03                   A2       A            585,127
    300,000  Capital One Bank, Senior Notes, 6.88%, due 2/1/06                  Baa2     BBB-          292,691
    645,000  Countrywide Home Loans, Inc., Medium-Term Notes, Ser. J,
               5.25%, due 6/15/04                                                A3       A            654,630
    260,000  Credit Suisse First Boston (USA), Inc., Notes, 5.88%, due
               8/1/06                                                           Aa3       AA-          264,489
    485,000  Dime Bancorp, Inc., Senior Notes, 9.00%, due 12/19/02               A3      BBB-          509,737

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

Principal Amount                                                           Rating[SS]        Market Value+
                                                                           Moody's    S&P
 $ 580,000   Household Finance Corp., Notes, 7.00%, due 8/1/03                A2       A      $  610,694
   200,000   Household Finance Corp., Floating Rate Notes, 2.40%, due
               12/19/03                                                       A2       A         199,859
   600,000   International Lease Finance Corp., Medium-Term Notes,
               7.30%, due 4/28/03                                             A1      AA-        625,488
   270,000   International Lease Finance Corp., Medium-Term Notes, Ser.
               M, 5.50%, due 6/7/04                                           A1      AA-        275,370
   680,000   Lehman Brothers Holdings, Inc., Medium-Term Notes, Ser. E,
               7.00%, due 5/15/03                                             A2       A         707,355
   300,000   MBNA America Bank N.A., Subordinated Notes, 7.25%, due
               9/15/02                                                       Baa2     BBB        307,867
   200,000   MBNA Corp., Floating Rate Notes, Ser. F, 3.65%, due
               12/18/02                                                      Baa2     BBB        199,678
   235,000   Morgan Stanley Dean Witter & Co., Notes, 7.75%, due
               6/15/05                                                       Aa3      AA-        256,662
   500,000   Paine Webber Group, Inc., Notes, 6.45%, due 12/1/03             Aa2      AA+        527,690
   345,000   Popular, Inc., Medium-Term Notes, Ser. 3, 6.38%, due
               9/15/03                                                        A3      BBB+       353,895
                                                                                              ----------
             Total Banks & Financial Institutions (Cost $6,901,198)                            7,146,244
                                                                                              ----------
Corporate Debt Securities (14.1%)
   300,000   AMERCO, Senior Notes, 7.20%, due 4/1/02                         Ba1      BBB        300,613
   275,000   American Standard, Inc., Senior Notes, 7.13%, due 2/15/03       Ba2      BB+        279,125
   320,000   Associates Corp., Senior Notes, 5.75%, due 11/1/03              Aa1      AA-        333,470
   400,000   AT&T Corp., Notes, 5.63%, due 3/15/04                            A3      BBB+       405,133
   340,000   AT&T Wireless Group, Senior Notes, 7.35%, due 3/1/06            Baa2     BBB        359,668
   140,000   Boyd Gaming Corp., Senior Notes, 9.25%, due 10/1/03             Ba3      BB-        142,800
   425,000   Browning-Ferris Industries, Inc., Senior Notes, 6.10%, due
               1/15/03                                                       Ba3      BB-        420,740
   170,000   Calpine Corp., Senior Notes, 7.63%, due 4/15/06                 Ba1      BB+        152,788
   275,000   Caterpillar Financial Services Corp., Medium-Term Notes,
               7.59%, due 12/10/03                                            A2       A+        295,279
   335,000   Caterpillar Financial Services Corp., Notes, 6.88%, due
             8/1/04                                                           A2       A+        354,151
   515,000   CIT Group, Inc., Notes, 6.50%, due 2/7/06                        A2       A+        529,370
   290,000   Conseco, Inc., Notes, 8.50%, due 10/15/02                        B1       B+        211,700
   200,000   Core-Mark International, Inc., Senior Subordinated Notes,
               11.38%, due 9/15/03                                            B3       B         192,000
   245,000   Cox Radio, Inc., Notes, 6.25%, due 5/15/03                      Baa2     BBB        251,114
   400,000   Daimler Chrysler N.A. Holdings Corp., Floating Rate Notes,
               Ser. C, 2.38%, due 8/21/03                                     A3      BBB+       392,109
   250,000   Dole Foods Co., Inc., Notes, 7.00%, due 5/15/03                 Ba1      BBB-       255,526
   170,000   EOP Operating Limited Partnership, Notes, 6.63%, due
               2/15/05                                                       Baa1     BBB+       175,988
   250,000   Ford Motor Credit Co., Notes, 7.50%, due 6/15/03                 A2      BBB+       259,734
   485,000   Ford Motor Credit Co., Notes, 6.70%, due 7/16/04                 A2      BBB+       491,812
   470,000   Fort James Corp., Senior Notes, 6.50%, due 9/15/02              Baa3     BBB-       475,759
   400,000   General Electric Capital Corp., Medium-Term Notes, Ser. A,
               6.81%, due 11/3/03                                            Aaa      AAA        424,153
   890,000   General Motors Acceptance Corp., Notes, 6.85%, due
               6/17/04                                                        A2      BBB+       928,274
   250,000   Hartford Life, Inc., Notes, 6.90%, due 6/15/04                   A2       A         264,849
   400,000   Heller Financial, Inc., Notes, 7.88%, due 5/15/03               Aaa      AAA        427,337
   380,000   Heritage Media Corp., Senior Subordinated Notes, 8.75%,
               due 2/15/06                                                   Ba2      BB+        386,650
   755,000   ICI Wilmington, Inc., Guaranteed Notes, 7.50%, due 1/15/02      Baa2     BBB        755,667
   280,000   ITT Corp., Notes, 6.75%, due 11/15/05                           Ba1      BBB-       271,733
   400,000   Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%, due
               5/15/05                                                       Ba1      BB+        405,650
   195,000   Methanex Corp., Notes, 7.75%, due 8/15/05                       Ba1      BBB-       184,275

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Schedule of Investments Balanced Portfolio cont'd
-------------------------------------------------

Principal Amount                                                              Rating[SS]              Market Value+
                                                                                 Moody's    S&P
 $   225,000  Navistar International Corp., Senior Notes, Ser. B, 7.00%, due
                2/1/03                                                             Ba1      BBB-    $     224,156
      45,000  Newport News Shipbuilding, Inc., Senior Subordinated Notes,
                9.25%, due 12/1/06                                                 Ba3       BB+           47,138
     190,000  Pacific Gas & Electric Co., Senior Notes, Ser. 92-A, 7.88%,
                due 3/1/02                                                          B3       CCC          187,150
     186,780  PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04                        Baa1     BBB-          188,648
     250,000  Powergen US Funding LLC, Notes, 4.50%, due 10/15/04                  Baa1      BBB          247,363
     100,000  Quest Diagnostics, Inc., Senior Notes, 6.75%, due 7/12/06            Ba1      BBB-          102,691
     200,000  Reliant Energy Finance Co., Notes, 7.40%, due 11/15/02               Baa1      BBB          206,138**
     370,000  Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due
                6/9/05                                                              A3        A+          382,943
     595,000  Sprint Capital Corp., Medium-Term Notes, 7.63%, due
                6/10/02                                                            Baa1      BBB+         607,769
     160,000  Thiokol Corp., Senior Notes, 6.63%, due 3/1/08                        A1        A+          163,991
     500,000  Time Warner, Inc., Notes, 8.11%, due 8/15/06                         Baa1      BBB+         546,954
     375,000  TRW, Inc., Notes, 6.63%, due 6/1/04                                  Baa2      BBB          382,697
     210,000  TXU Corp., Senior Notes, Ser. J, 6.38%, due 6/15/06                  Baa3      BBB          211,519
     325,000  Tyson Foods, Inc., Notes, 6.63%, due 10/1/04                         Baa3      BBB          333,785**
     500,000  Unilever Capital Corp., Senior Notes, 6.75%, due 11/1/03              A1        A+          527,955
     260,000  Wabtec Corp., Senior Notes, 9.38%, due 6/15/05                       Ba3        BB          262,600
     325,000  WorldCom, Inc., Notes, 6.50%, due 5/15/04                             A3       BBB+         333,936
     570,000  Xerox Capital (Europe) PLC, Notes, 5.75%, due 5/15/02                Ba1        BB          561,141
                                                                                                    ---------------
              Total Corporate Debt Securities (Cost $15,633,226)                                       15,846,041
                                                                                                    ---------------
Foreign Government Securities (0.6%)
     705,000  Federal Republic of Germany, 4.50%, due 2/22/02                      Aaa       AAA
              (Cost $642,141)                                                                             628,372
                                                                                                    ---------------
Repurchase Agreements (2.5%)
   2,780,000  State Street Bank and Trust Co. Repurchase Agreement,
              1.60%, due 1/2/02, dated 12/31/01, Maturity Value
              $2,780,247, Collateralized by $2,805,000 Fannie Mae,
              Notes, 5.15%, due 3/26/04 (Collateral Value
              $2,863,439)
              (Cost $2,780,000)                                                                         2,780,000#
                                                                                                    ---------------
Short-Term Investments (13.9%)
  12,817,956  N&B Securities Lending Quality Fund, LLC                                                 12,817,956
   2,764,858  Neuberger Berman Institutional Cash Fund Trust Class                                      2,764,858@
                                                                                                    ---------------
              Total Short-Term Investments (Cost $15,582,814)                                          15,582,814#
                                                                                                    ---------------
              Total Investments (111.4%) (Cost $117,547,220)                                          124,743,397##
              Liabilities, less cash, receivables and other assets [(11.4%)]                          (12,725,599)
                                                                                                    ---------------
              Total Net Assets (100.0%)                                                             $ 112,017,798
                                                                                                    ---------------

See Notes to Schedule of Investments

Notes to Schedule of Investments Balanced Portfolio
---------------------------------------------------

+ Investments in equity securities are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Investments in debt securities are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#     At cost, which approximates market value.

## At December 31, 2001, the cost of investments for U.S. Federal income tax purposes was $118,191,472. Gross unrealized appreciation of investments was $10,189,945 and gross unrealized depreciation of investments was $3,638,020, resulting in net unrealized appreciation of $6,551,925, based on cost for U.S. Federal income tax purposes.

[SS]  Credit ratings are unaudited.

[o] Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.


*     Non-income producing security.

** Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At December 31, 2001, these securities amounted to $1,216,479 or 1.1% of net assets.

[L] All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Statement of Assets and Liabilities


                                                                                           Balanced
Neuberger Berman Advisers Management Trust                                                  Portfolio
Assets
  Investments in securities, at market value* (Note A)--see Schedule of Investments      $ 124,743,397
------------------------------------------------------------------------------------------------------
  Cash                                                                                           5,113
------------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                            473,356
------------------------------------------------------------------------------------------------------
  Receivable for securities sold                                                               417,950
------------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                              500,003
------------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                              8,561
======================================================================================================
Total Assets                                                                               126,148,380
======================================================================================================
Liabilities
  Payable for collateral on securities loaned (Note A)                                      12,817,956
------------------------------------------------------------------------------------------------------
  Payable for securities purchased                                                           1,004,516
------------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                             165,594
------------------------------------------------------------------------------------------------------
  Payable to investment manager (Note B)                                                        50,257
------------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                             27,522
------------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                           64,737
======================================================================================================
Total Liabilities                                                                           14,130,582
======================================================================================================
Net Assets at value:                                                                     $ 112,017,798
======================================================================================================
Net Assets consist of:
  Paid-in capital                                                                        $ 133,860,238
------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                 2,388,888
------------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                   (31,427,033)
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                         7,195,705
======================================================================================================
Net Assets at value                                                                      $ 112,017,798
======================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                           11,592,036
------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                                 $        9.66
======================================================================================================
*Cost of Investments                                                                     $ 117,547,220
======================================================================================================

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2001

Statement of Operations


                                                                              Balanced
Neuberger Berman Advisers Management Trust                                    Portfolio
Investment Income

Income:
Interest income (Note A)                                                   $   3,746,781
----------------------------------------------------------------------------------------
Dividend income                                                                   88,586
----------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                   (6,976)
========================================================================================
Total income                                                                   3,828,391
========================================================================================
Expenses:
Investment management fee (Note B)                                               662,793
----------------------------------------------------------------------------------------
Administration fee (Note B)                                                      361,718
----------------------------------------------------------------------------------------
Auditing fees                                                                     10,394
----------------------------------------------------------------------------------------
Custodian fees (Note B)                                                           98,762
----------------------------------------------------------------------------------------
Insurance expense                                                                  2,797
----------------------------------------------------------------------------------------
Legal fees                                                                        11,393
----------------------------------------------------------------------------------------
Registration and filing fees                                                      18,665
----------------------------------------------------------------------------------------
Shareholder reports                                                               59,300
----------------------------------------------------------------------------------------
Shareholder servicing agent fees                                                  15,030
----------------------------------------------------------------------------------------
Trustees' fees and expenses                                                       41,273
----------------------------------------------------------------------------------------
Miscellaneous                                                                     10,313
========================================================================================
Total expenses                                                                 1,292,438
Expenses reduced by custodian fee expense offset arrangement (Note B)               (830)
========================================================================================
Total net expenses                                                             1,291,608
========================================================================================
Net investment income (loss)                                                   2,536,783
========================================================================================
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                       (28,305,797)
----------------------------------------------------------------------------------------
Net realized gain (loss) on financial futures contracts (Note A)                 (14,421)
----------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
    Investment securities (Note A)                                             6,153,810
    ------------------------------------------------------------------------------------
    Foreign currency (Note A)                                                       (472)
    ====================================================================================
Net gain (loss) on investments                                               (22,166,880)
========================================================================================
Net increase (decrease) in net assets resulting from operations            $ (19,630,097)
========================================================================================

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Statement of Changes in Net Assets


                                                                                  Balanced Portfolio
Neuberger Berman Advisers Management Trust                                -----------------------------------
                                                                                 Year Ended December 31,
                                                                                 2001               2000
Increase (Decrease) In Net Assets:
From Operations:
Net investment income (loss)                                               $   2,536,783      $   2,503,498
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      (28,320,218)        41,079,015
-----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments            6,153,338        (52,580,935)
===========================================================================================================
Net increase (decrease) in net assets resulting from operations              (19,630,097)        (8,998,422)
===========================================================================================================
Distributions to Shareholders From:
Net investment income                                                         (2,325,979)        (2,681,793)
-----------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             (43,944,393)       (21,236,907)
===========================================================================================================
Total distributions to shareholders                                          (46,270,372)       (23,918,700)
===========================================================================================================
From Fund Share Transactions:
Proceeds from shares sold                                                     17,324,440         47,053,779
-----------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions                     46,270,372         23,918,700
-----------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                 (33,265,165)       (55,785,410)
===========================================================================================================
Net increase (decrease) from Fund share transactions                          30,329,647         15,187,069
===========================================================================================================
Net Increase (Decrease) in Net Assets                                        (35,570,822)       (17,730,053)
Net Assets:
Beginning of year                                                            147,588,620        165,318,673
===========================================================================================================
End of year                                                                $ 112,017,798      $ 147,588,620
===========================================================================================================
Accumulated undistributed net investment income (loss) at end of year      $   2,388,888      $   2,318,566
===========================================================================================================
Number of Fund Shares:
Sold                                                                           1,636,810          2,316,372
-----------------------------------------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions                          4,567,658          1,115,610
-----------------------------------------------------------------------------------------------------------
Redeemed                                                                      (3,151,051)        (2,805,793)
===========================================================================================================
Net increase (decrease) in shares outstanding                                  3,053,417            626,189
===========================================================================================================

See Notes to Financial Statements

Notes to Financial Statements Balanced Portfolio
------------------------------------------------

      Note A--Summary of Significant Accounting Policies:

1 General: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of nine separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

      Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Balanced Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Balanced Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Balanced Investments.


2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.


3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.


4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.


5 Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counterparty to a contract were unable to meet the terms of its

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

      contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.


6 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.


7 Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($30,824,639 expiring in 2009, determined as of December 31, 2001), it is the policy of the Fund not to distribute such gains.

      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

      For the years ended December 31, 2001 and 2000, there were no significant differences between the book basis and tax basis character of distributions to shareholders. Additionally, at year-end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales and differences attributable to the amortization of premiums on fixed income securities for book purposes.


8 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.


9 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.


10 Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin", ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the

Notes to Financial Statements Balanced Portfolio cont'd
-------------------------------------------------------

      financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

      Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

      For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

      During the year ended December 31, 2001, the Fund had entered into various financial futures contracts. At December 31, 2001, there were no open positions.


11 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. This income is reflected in the Statement of Operations under the caption Interest income. At December 31, 2001, the value of the securities loaned, the value of the collateral and the income earned on loaned securities during the year ended December 31, 2001 were $12,566,624, $12,817,956 and $82,503, respectively.


12 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

13 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund recorded a cumulative effect adjustment to reflect the amortization of premiums.The cumulative effect resulted in a $17,528 decrease to undistributed net investment income (loss) and a corresponding increase to net unrealized appreciation (depreciation) in value of investments as of January 1, 2001. The current year impact decreased net investment income by $41,855, increased unrealized appreciation on securities by $11,361 and increased net realized gain (loss) on investment securities sold by $30,494 and therefore did not impact total net assets.


14 Affiliated transactions: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), an affiliated fund managed by Neuberger Berman Management Inc. ("Management"). The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the year ended December 31, 2001, income earned on this investment amounted to $7,639 and is reflected in the Statement of Operations under the caption Interest income.


      Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

      Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

      The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

      Prior to June 7, 2001, the Fund paid Management a fee for investment management services at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

      The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

      Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

Notes to Financial Statements Balanced Portfolio cont'd
-------------------------------------------------------

      Management has contractually undertaken through April 30, 2002 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the year ended December 31, 2001, no reimbursement to the Fund was required.

      Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

      The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $830.


      Note C--Securities Transactions:

      During the year ended December 31, 2001, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) of $103,193,226 and $117,998,466, respectively.

      During the year ended December 31, 2001, the Fund had entered into various contracts to deliver currencies at specified future dates. At December 31, 2001, there were no open contracts.

      During the year ended December 31, 2001, brokerage commissions on securities transactions amounted to $99,809, of which Neuberger received $42,036, and other brokers received $57,773.


      Note D--Line of Credit:

      At December 31, 2001, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2001, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Financial Highlights Balanced Portfolio+

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.[+/+]






                                                                                    Year Ended December 31,
                                                              --------------------------------------------------------------------
                                                                       2001       2000        1999        1998          1997
Net Asset Value, Beginning of Year                             $    17.28    $   20.89    $  16.34    $  17.80        $15.92
                                                               ----------    ---------    --------   ----------   -----------------
Income From Investment Operations
Net Investment Income (Loss)                                          .22[Y]       .30         .26         .29           .36
Net Gains or Losses on Securities (both realized and
unrealized)                                                         (2.27)[Y]     (.61)       4.96        1.62          2.59
                                                               ----------    ---------   --------    --------   -----------------
Total From Investment Operations                                    (2.05)        (.31)       5.22        1.91          2.95
                                                               ----------    ---------   --------    --------   -----------------
Less Distributions
From Net Investment Income                                           (.28)        (.37)       (.27)       (.42)          .30)
From Net Capital Gains                                              (5.29)       (2.93)       (.40)      (2.95)         (.77)
                                                               ----------    ---------   ---------   ---------  ----------------
Total Distributions                                                 (5.57)       (3.30)       (.67)      (3.37)        (1.07)
                                                               ----------    ---------   ---------   ---------  ----------------
Net Asset Value, End of Year                                   $     9.66    $   17.28    $  20.89    $  16.34        $17.80
                                                               ----------    ---------   ---------   ---------  -----------------
Total Return++                                                     -13.36%       -4.55%     +33.56%     +12.18%       +19.45%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                          $    112.0    $   147.6     $ 165.3     $ 177.6        $161.9
Ratio of Gross Expenses to Average Net Assets#                       1.07%         .99%       1.02%       1.03%         1.04%
Ratio of Net Expenses to Average Net Assets                          1.07%         .99%       1.02%       1.03%         1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets          2.10%[Y]     1.49%       1.60%       1.84%         2.07%
Portfolio Turnover Rate                                                88%         124%        121%         71%          103%

See Notes to Financial Highlights

Notes to Financial Highlights Balanced Portfolio
------------------------------------------------

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Balanced Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


[+/+] The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

[Y] With the adoption of the Guide, net investment income per share decreased by $.004, net gains or losses on securities increased by $.004 and the ratio of net investment income to average net assets decreased by .04%.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Report of Ernst & Young LLP, Independent Auditors
-------------------------------------------------

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Balanced Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Balanced Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Balanced Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.




                                   /s/ Ernst & Young LLP

Boston, Massachusetts
February 1, 2002

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.


Information about the Board of Trustees



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                               Position and                                       Fund Complex
                              Length of Time                                       Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 John Cannon (71)            Trustee since    Retired. Formerly, Chairman               26      Independent Trustee or
                             1994             and Chief Investment Officer of                   Director of three series of
                                              CDC Capital Management                            Oppenheimer Funds:
                                              (registered investment adviser)                   Limited Term New York
                                              (1993-Jan. 1999).                                 Municipal Fund, Rochester
                                                                                                Fund Municipals, and
                                                                                                Oppenheimer Convertible
                                                                                                Securities Fund, 1992 to
                                                                                                present.

-----------------------------------------------------------------------------------------------------------------------------------
 Faith Colish (66)           Trustee since    Attorney at Law and President,            26
                             1982             Faith Colish, A Professional
                                              Corporation; 1980 to present.

-----------------------------------------------------------------------------------------------------------------------------------
 Walter G. Ehlers (68)       Trustee since    Consultant.                               26
                             1989

-----------------------------------------------------------------------------------------------------------------------------------
 C. Anne Harvey (63)         Trustee since    Consultant, C. A. Harvey                  26
                             1998             Associates, June 2001 to present;
                                              Member, Individual Investors
                                              Advisory Committee to the
                                              New York Stock Exchange
                                              Board of Directors, 1998 to
                                              present; Secretary, Board of
                                              Associates to The National
                                              Rehabilitation Hospital's Board
                                              of Directors; Director of
                                              American Association of Retired
                                              Persons (AARP), 1978 to
                                              December 2000; Member,
                                              American Savings Education
                                              Council's Policy Board (ASEC),
                                              1998-2000; Member, Executive
                                              Committee, Crime Prevention
                                              Coalition of America,
                                              1997-2000.

-----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                               Position and                                       Fund Complex
                              Length of Time                                       Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)        Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
 Barry Hirsch (68)           Trustee since    Senior Vice President and                 26
                             1988             General Counsel of Loews
                                              Corporation (diversified
                                              financial corporation).

-----------------------------------------------------------------------------------------------------------------------------------
 Robert A. Kavesh (74)       Trustee since    Professor of Finance and                  26      Director, Delaware Labs,
                             1986             Economics at Stern School of                      1978 to present (cosmetics).
                                              Business, New York University.

-----------------------------------------------------------------------------------------------------------------------------------
 Howard A. Mileaf (64)       Trustee since    Retired. Director, State Theatre          26      Formerly, Director of Kevlin
                             1984             of New Jersey (not-for-profit                     Corporation (manufacturer of
                                              theater), 2000 to present;                        microwave and other
                                              Formerly, Vice President and                      products).
                                              Special Counsel to WHX
                                              Corporation (holding company);
                                              1993-2001.

-----------------------------------------------------------------------------------------------------------------------------------
 John P. Rosenthal (69)      Trustee since    Senior Vice President of                  26      Formerly, Director, Cancer
                             1985             Burnham Securities Inc. (a                        Treatment Holdings, Inc.
                                              registered broker-dealer) since
                                              1991; Director, 92nd Street Y
                                              (non-profit), 1967 to present.

-----------------------------------------------------------------------------------------------------------------------------------
 William E. Rulon (69)       Trustee since    Retired. Senior Vice President            26      Director of Prandium, Inc.
                             1986             of Foodmaker. Inc. (operator                      since March 2001
                                              and Franchiser of Restaurants)                    (restaurants).
                                              until January 1997; Secretary of
                                              Foodmaker, Inc. until July 1996;
                                              Director, Pro-Kids Golf and
                                              Learning Academy, 1998 to
                                              present (teach golf and
                                              computer usage to "at risk"
                                              children).

-----------------------------------------------------------------------------------------------------------------------------------
 Cornelius T. Ryan (70)      Trustee since    General Partner of Oxford                 26      Formerly, Director of Capital
                             1982             Partners and Oxford Bioscience                    Cash Management Trust
                                              Partners (venture capital                         (money market fund) and
                                              partnerships) and President of                    Prime Cash Fund.
                                              Oxford Venture Corporation.

-----------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of
                                                                                     Portfolios in
                               Position and                                          Fund Complex
                              Length of Time                                          Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)          Principal Occupation(s) (3)         Trustee         Fund Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Tom Decker Seip (51)        Trustee since      President and CEO of Westaff,             26       Director, H&R Block, Inc.
                             2000               Inc., May 2001 to January 2002                     (financial services company),
                                                (temporary staffing); General                      May 2001 to present;
                                                Partner of Seip Investments LP                     Director, General Magic
                                                (a private investment                              (voice recognition software),
                                                partnership); Senior Executive at                  November 2001 to present;
                                                the Charles Schwab                                 Director, Forward
                                                Corporation from 1983 to 1999;                     Management, Inc. (asset
                                                including Chief Executive                          management), 2001-present;
                                                Officer of Charles Schwab                          Member of the Board of
                                                Investment Management, Inc.                        Directors of E-Finance
                                                and Trustee of Schwab Family                       Corporation (credit
                                                of Funds and Schwab                                decisioning services), 1999 to
                                                Investments from 1997 to 1998;                     present; Director,
                                                Executive Vice President-Retail                    Save-Daily.com (micro
                                                Brokerage for Charles Schwab                       investing services), 1999 to
                                                Investment Management from                         present; Formerly, Director of
                                                1994 to 1997.                                      Offroad Capital Inc.
                                                                                                   (pre-public internet
                                                                                                   commerce company).

------------------------------------------------------------------------------------------------------------------------------------
Gustave H. Shubert (72)     Trustee since       Senior Fellow/Corporate                   26
                            1989                Advisor and Advisory Trustee of
                                                Rand (a non-profit public
                                                interest research institution)
                                                since 1989; Honorary Member
                                                of the Board of Overseers of the
                                                Institute for Civil Justice, the
                                                Policy Advisory Committee of
                                                the Clinical Scholars Program at
                                                the University of California, the
                                                American Association for the
                                                Advancement of Science, the
                                                Council on Foreign Relations,
                                                and the Institute for Strategic
                                                Studies (London); advisor to the
                                                Program Evaluation and
                                                Methodology Division of the
                                                U.S. General Accounting Office;
                                                formerly Senior Vice President
                                                and Trustee of Rand.

------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                                                                 Portfolios in
                               Position and                                      Fund Complex
                              Length of Time                                      Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Candace L. Straight (54)    Trustee since    Private investor and consultant         26
                             1983             specializing in the insurance
                                              industry; Advisory Director of
                                              Securities Capital LLC (a global
                                              private equity investment firm
                                              dedicated to making
                                              investments in the insurance
                                              sector).

------------------------------------------------------------------------------------------------------------------------------------
 Peter P. Trapp (57)         Trustee since    Regional Manager for Atlanta            26
                             1984             Region, Ford Motor Credit
                                              Company since August, 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company,
                                              April 1995 until August 1997.

------------------------------------------------------------------------------------------------------------------------------------
 Michael M. Kassen* (48)     President and    Executive Vice President and            26       Executive Vice President,
                             Trustee since    Chief Investment Officer of                      Chief Investment Officer and
                             1999             Neuberger Berman since 1999;                     Director of Neuberger
                                              Executive Vice President and                     Berman Inc. (holding
                                              Chief Financial Officer of NB                    company) since 1999;
                                              Management from                                  Chairman since May 2000
                                              November 1999 to March 2000;                     and Director of NB
                                              Vice President of NB                             Management since
                                              Management from 1990 until                       January 1996.
                                              1999; Partner or Principal of
                                              Neuberger Berman from 1993.

------------------------------------------------------------------------------------------------------------------------------------
 Edward I. O'Brien* (73)     Trustee since    Member, Investment Policy               26       Director of Legg Mason, Inc.
                             1993             Committee, Edward Jones,                         (financial services holding
                                              1993-2001; President of the                      company), 1993 to present;
                                              Securities Industry Association                  Director, Boston Financial
                                              ("SIA") (securities industry's                   Group (real estate and tax
                                              representative in government                     shelters) 1993-1999.
                                              relations and regulatory matters
                                              at the federal and state levels)
                                              from 1974-1992; Adviser
                                              to SIA from November
                                              1992-November 1993.

------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
                              Length of Time                                     Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)       Trustee         Fund Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------------
 Peter E. Sundman* (42)      Chairman of      Executive Vice President of            26       Executive Vice President and
                             the Board,       Neuberger Berman since 1999;                    Director of Neuberger
                             Chief            Principal of Neuberger Berman                   Berman Inc. (holding
                             Executive        from 1997 until 1999; Senior                    company) since 1999;
                             Officer and      Vice President of NB                            President and Director of NB
                             Trustee since    Management from 1996 until                      Management since 1999.
                             1999             1999; Director of Institutional
                                              Services of NB Management
                                              from 1988 until 1996.

----------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

 * Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Information about the Officers of the Trust


                                             Position and
 Name, Age, and Address (1)           Length of Time Served (2)                    Principal Occupation(s) (3)
------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (45)        Secretary since 1986                      Vice President-Mutual Fund Board Relations
                                                                         of NB Management since 2000; Employee of
                                                                         Neuberger Berman since 1999; Vice President
                                                                         of NB Management from 1986 to 1999;
                                                                         Secretary of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator.

Robert Conti (45)              Vice President since 2000                 Vice President of Neuberger Berman since
                                                                         1999; Senior Vice President of NB
                                                                         Management since 2000; Controller of NB
                                                                         Management until 1996; Treasurer of NB
                                                                         Management from 1996 until 1999; Vice
                                                                         President of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator since 2000.

Stacy Cooper-Shugrue (38)      Assistant Secretary since 1991            Employee of Neuberger Berman since 1999;
                                                                         Assistant Vice President of NB Management
                                                                         from 1993 to 1999; Assistant Secretary of two
                                                                         other mutual funds for which NB Management
                                                                         acts as investment manager and administrator.

Barbara DiGiorgio (43)         Assistant Treasurer since 1996            Vice President of Neuberger Berman since
                                                                         1999; Assistant Vice President of NB
                                                                         Management from 1993 to 1999; Assistant
                                                                         Treasurer since 1996 of two other mutual funds
                                                                         for which NB Management acts as investment
                                                                         manager and administrator.

Brian J. Gaffney (48)          Vice President since 2000                 Managing Director of Neuberger Berman since
                                                                         1999; Senior Vice President of NB
                                                                         Management since 2000; Vice President of NB
                                                                         Management from 1997 until 1999; Vice
                                                                         President of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator since 2000.

Richard Russell (55)           Treasurer and Principal Financial and     Vice President of Neuberger Berman since
                               Accounting Officer since 1993             1999; Vice President of NB Management from
                                                                         1993 until 1999; Treasurer and Principal
                                                                         Financial and Accounting Officer of two other
                                                                         mutual funds for which NB Management acts
                                                                         as investment manager and administrator.

Information about the Officers of the Trust cont'd


                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                Principal Occupation(s) (3)
-----------------------------------------------------------------------------------------------------------------
Frederic B. Soule (54)         Vice President since 2000          Vice President of Neuberger Berman since
                                                                  1999; Vice President of NB Management from
                                                                  1995 until 1999; Vice President of two other
                                                                  funds for which NB Management acts as
                                                                  investment manager and administrator since
                                                                  2000.

Celeste Wischerth (40)         Assistant Treasurer since 1993     Vice President of Neuberger Berman since
                                                                  1999; Assistant Vice President of NB
                                                                  Management from 1994 to 1999; Assistant
                                                                  Treasurer since 1996 of two other mutual funds
                                                                  for which NB Management acts as investment
                                                                  manager and administrator.

--------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.